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                                                                   Exhibit 10.10

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                      NISSAN MOTOR ACCEPTANCE CORPORATION,


                               NISSAN-INFINITI LT,


                                   NILT TRUST,


                           NISSAN AUTO LEASING LLC II,


                         NISSAN AUTO LEASE TRUST 2005-A,



                                       and



                         U.S. BANK NATIONAL ASSOCIATION,
                              as Indenture Trustee



                        ---------------------------------

                           BACK-UP SECURITY AGREEMENT

                          Dated as of___________, 2005

                        ---------------------------------




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                                TABLE OF CONTENTS

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


                                                                                                             PAGE


ARTICLE I.            DEFINITIONS................................................................................2

         1.01     Definitions....................................................................................2

         1.02     Interpretive Provisions........................................................................2

ARTICLE II.           SECURITY INTEREST..........................................................................3

         2.01     Grant of Security Interest.....................................................................3

         2.02     Certificate of Title...........................................................................3

         2.03     Filing of Financing Statements.................................................................3

         2.04     Use of Collateral..............................................................................3

         2.05     Further Description of the Collateral..........................................................4

         2.06     Back-Up Rights of Indenture Trustee............................................................4

ARTICLE III.          MISCELLANEOUS..............................................................................4

         3.01     Amendments.....................................................................................4

         3.02     Governing Law..................................................................................5

         3.03     Severability of Provisions.....................................................................5

         3.04     Counterparts...................................................................................5

         3.05     Successors and Assigns.........................................................................5

         3.06     Further Assurances.............................................................................5

         3.07     Limitation of Liability of Owner Trustee.......................................................6

         3.08     Notices........................................................................................6

         3.09     No Petition....................................................................................6

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                                      -i-

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                           BACK-UP SECURITY AGREEMENT


         This Back-Up Security Agreement, dated as of __________, 2005 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), is among Nissan Motor Acceptance Corporation, a California corporation ("NMAC"), Nissan-Infiniti LT, a Delaware statutory trust (the "Titling Trust"), NILT Trust, a Delaware statutory trust ("NILT Trust"), Nissan Auto Leasing LLC II, a Delaware limited liability company ("NALL II"), Nissan Auto Lease Trust 2005-A, a Delaware statutory trust (the "Trust"), and U.S. Bank National Association ("U.S. Bank"), as trustee (the "Indenture Trustee") under the Indenture, dated as of __________, 2005 (the "Indenture"), between the Trust and the Indenture Trustee.

                                    RECITALS


         WHEREAS, NILT Trust, as Grantor and UTI Beneficiary, NMAC, as Servicer, Wilmington Trust Company, as Delaware Trustee, NILT, Inc., as Trustee, and U.S. Bank, as Trust Agent, have entered into an amended and restated trust and servicing agreement, dated as of August 26, 1998 (the "Titling Trust Agreement"), pursuant to which the Titling Trust was created to, among other things, take assignments and conveyances of and hold in trust various assets (the "Trust Assets");

         WHEREAS, the parties to the Titling Trust Agreement supplemented the Titling Trust Agreement with the 2005-A SUBI Supplement, dated as of __________, 2005 (together with the Titling Trust Agreement, the "SUBI Trust Agreement"), to establish a special unit of beneficial interest, the "2005-A SUBI" ("2005-A SUBI");

         WHEREAS, in connection with the SUBI Trust Agreement a separate portfolio of leases (the "2005-A Leases"), the vehicles that are leased under the 2005-A Leases (the "2005-A Vehicles"), and certain other related Trust Assets have been allocated to the 2005-A SUBI;

         WHEREAS, the Titling Trust has issued a certificate evidencing a 100% beneficial interest in the 2005-A SUBI (the "2005-A SUBI Certificate") to NILT Trust;

         WHEREAS, the Trust was formed pursuant to a trust agreement, dated as of August 25, 2005, as amended and restated by the Amended and Restated Trust Agreement, dated as of __________, 2005 (the "Trust Agreement"), each between NALL II and Wilmington Trust Company, as Owner Trustee;

         WHEREAS, pursuant to the SUBI Certificate Transfer Agreement, dated as of __________, 2005 (the "SUBI Certificate Transfer Agreement"), between NILT Trust and NALL II, NILT Trust has sold, transferred and assigned to NALL II, without recourse, all of NILT Trust's right, title and interest in the 2005-A SUBI Certificate;

         WHEREAS, pursuant to the Trust SUBI Certificate Transfer Agreement, dated as of __________, 2005 (the "Trust SUBI Certificate Transfer Agreement"), between NALL II, as transferor (the "Transferor") and the Trust, as transferee, the Transferor has sold, transferred and




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assigned to the Trust, without recourse, all of the Transferor's right, title and interest in the 2005-A SUBI Certificate;

         WHEREAS, pursuant to the Indenture, the Trust has pledged and granted a security interest in the 2005-A SUBI Certificate to the Indenture Trustee to secure payment of the Notes;

         WHEREAS, the parties hereto desire to enter into this Agreement to provide that if, for any reason, the form of any of the transactions contemplated by the SUBI Trust Agreement, the 2005-A SUBI Certificate, the Trust Agreement, the SUBI Certificate Transfer Agreement, the Trust SUBI Certificate Transfer Agreement or the Indenture (collectively, the "Transfer Documents") is deemed to constitute a loan by any or all of the Securityholders, secured by a pledge of the 2005-A SUBI Assets or any interest therein (rather than by the 2005-A SUBI Certificate), each of NMAC, the Titling Trust, NILT Trust, the Transferor and the Trust shall be deemed to have granted to the Indenture Trustee a first priority security interest in such assets to secure the Notes.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         1.01 Definitions. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement of Definitions, dated as of __________, 2005, by and among the Trust, as issuer (the "Issuer"), NILT Trust, as grantor and initial beneficiary (in such capacity, the "Grantor" and the "UTI Beneficiary," respectively), the Titling Trust, NMAC, in its individual capacity, as servicer and as administrative agent (in such capacity, the "Servicer" and the "Administrative Agent," respectively), NALL II, NILT, Inc., a Delaware corporation, as trustee to the Titling Trust (the "Trustee"), Wilmington Trust Company, a Delaware banking corporation, as owner trustee and Delaware trustee (in such capacity, the "Owner Trustee" and the "Delaware Trustee," respectively) and U.S. Bank, as Indenture Trustee and trust agent (in such capacity, the "Trust Agent").

         1.02 Interpretive Provisions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires,
(i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section herein, (iii) references to an Article or Section such as "Article One" or "Section 1.01" shall refer to the applicable Article or Section of this Agreement, (iv) the term "include" and all variations thereof shall mean "include without limitation", (v) the term "or" shall include "and/or" and (vi) the term "proceeds" shall have the meaning ascribed to such term in the UCC.




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                                   ARTICLE II

                                SECURITY INTEREST

         2.01 Grant of Security Interest.

              (a) Each of NMAC, the Titling Trust, NILT Trust, the Transferor and the Trust hereby grants to the Indenture Trustee a security interest in all of its present and future right, title and interest in, to and under (but not, except to the extent required by law, any obligations with respect to) the following collateral: (i) a 100% beneficial interest in (A) all rights under the 2005-A Leases; (B) to the extent permitted by applicable law, the 2005-A Vehicles; (C) all other 2005-A SUBI Assets, including the 2005-A SUBI Collection Account; and (D) all proceeds of the items described in clauses (i) (A), (B) and
(C), including insurance payable by reason of loss or damage to the 2005-A Vehicles to the extent not applied to making repairs to the related 2005-A Vehicle or otherwise paid by the Servicer to the Lessee, a third person or governmental authority as required by law or pursuant to its normal servicing practices; (ii) the Reserve Account; (iii) all rights and benefits under the Interest Rate Cap Agreement; and (iv) all proceeds, accounts, money, general intangibles, instruments, chattel paper, goods, investment property or other property consisting of, arising from or related to the foregoing (collectively, the "Collateral"). Such grant is made to secure (i) the payment of all amounts due on the Securities in accordance with their terms in the priorities of payment set forth in the Indenture, (ii) the payment of all other sums payable under the Indenture and (iii) compliance with the provisions of the Indenture.

              (b) The Indenture Trustee acknowledges such grant and assignment, but all parties hereto acknowledge and agree that (i) such grant and assignment are made solely for protective purposes and without representation or warranty as to the nature of any of parties' rights in and to the Collateral and (ii) none of the parties hereto intends to imply in any way that any of the Transfer Documents should not be interpreted or enforced in accordance with its respective terms. The Indenture Trustee also acknowledges that it shall have no claim to any proceeds or assets of the Titling Trust or to any of the Trust Assets other than the 2005-A SUBI Assets and any present or future proceeds thereof.

         2.02 Certificate of Title. None of the parties hereto, including the Titling Trust, shall have any obligation or otherwise be required to make notation on, or cause to be taken any other action with respect to, any Certificate of Title for any 2005-A Vehicle to reflect the back-up Lien created hereby.

         2.03 Filing of Financing Statements. Each of NMAC, the Titling Trust, NILT Trust, the Transferor and the Trust will from time to time execute, deliver and file all financing statements and continuation statements reasonably required or necessary to maintain, perfect or continue the perfection of the backup Lien created hereby with respect to the 2005-A Leases and the proceeds thereof and any other Collateral, the perfection of a security interest in which may be accomplished and continued by the same filings.

         2.04 Use of Collateral. Each of the parties granting a security interest hereunder may continue to use and deal with its interest in the Collateral in any lawful manner and may sell



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items of Collateral in the ordinary course of its business, subject only to the requirements of the Transfer Documents and the Servicing Agreement, as appropriate.

         2.05 Further Description of the Collateral. A description of the 2005-A Leases and the 2005-A Vehicles appears on the Schedule of 2005-A Leases and 2005-A Vehicles.

         2.06 Back-Up Rights of Indenture Trustee. If a Back-Up Event shall have occurred and be continuing, the Indenture Trustee may exercise the rights and remedies with respect to the Collateral of a secured party under the UCC to the extent permitted by applicable law. Notwithstanding any other provision hereof, the Indenture Trustee shall have recourse only against the Collateral and not against any Pledgor hereunder (excluding responsibilities of NMAC solely as Servicer).

                                  ARTICLE III

                                 MISCELLANEOUS

         3.01 Amendments.

         (a) Any term or provision of this Agreement may be amended by the parties hereto, without the consent of any other Person; provided that (i) either (A) any amendment that materially and adversely affects the interests of the Noteholders shall require the consent of Noteholders evidencing not less than a Majority Interest of the Notes voting together as a single class or (B) such amendment shall not, as evidenced by an Officer's Certificate of the Servicer or the Transferor delivered to the Indenture Trustee, materially and adversely affect the interests of the Noteholders and (ii) any amendment that adversely affects the interests of the Trust Certificateholders, the Indenture Trustee or the Owner Trustee shall require the prior written consent of the Persons whose interests are adversely affected. An amendment shall be deemed not to materially and adversely affect the interests of the Noteholders if the Rating Agency Condition is satisfied with respect to such amendment and the Officer's Certificate described in the preceding sentence is provided to the Indenture Trustee. The consent of the Trust Certificateholders or the Owner Trustee shall be deemed to have been given if the Servicer does not receive a written objection from such Person within 10 Business Days after a written request for such consent shall have been given. The Indenture Trustee may, but shall not be obligated to, enter into or consent to any such amendment that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Agreement or otherwise.

         (b) It shall not be necessary for the consent of any Person pursuant to this Section for such Person to approve the particular form of any proposed amendment, but it shall be sufficient if such Person consents to the substance thereof.

         (c) Notwithstanding the foregoing, no amendment shall (i) reduce the interest rate or principal amount of any Note, or change the due date of any installment of principal of or interest in any Note, or the Redemption Price with respect thereto, without the consent of the Holder of such Note or (ii) reduce the Outstanding Amount, the Holders of which are required to consent to any matter without the consent of the Holders of at least a Majority Interest of the Notes which were required to consent to such matter before giving effect to such amendment.



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         (d) Notwithstanding anything herein to the contrary, any term or provision of this Agreement may be amended by the Servicer or the Transferor without the consent of any of the Noteholders or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to comply with or obtain more favorable treatment under or with respect to any law or regulation or any accounting rule or principle (whether now or in the future in effect); it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied. The Officer's Certificate described in
Section 3.01(b)(i)(B) is delivered to the Indenture Trustee.

          (e) Not less than 15 days prior to the execution of any amendment to this Agreement, the Servicer shall provide each Rating Agency, the Trust Certificateholder, the Transferor, the Owner Trustee and the Indenture Trustee with written notice of the substance of such amendment. No later than 10 Business Days after the execution of any amendment to this Agreement, the Servicer shall furnish a copy of such amendment to each Rating Agency, the Trust Certificateholders, the Indenture Trustee and the Owner Trustee.


         (f) None of U.S. Bank National Association, as trustee of NILT Trust and as Trust Agent, NILT, Inc., nor the Indenture Trustee shall be under any obligation to ascertain whether a Rating Agency Condition has been satisfied with respect to any amendment. When the Rating Agency Condition is satisfied with respect to such amendment, the Servicer shall deliver to a Responsible Officer of the Indenture Trustee and U.S. Bank National Association, an Officer's Certificate to that effect, and U.S. Bank National Association and the Indenture Trustee may conclusively rely upon the Officer's Certificate from the Servicer that a Rating Agency Condition has been satisfied with respect to such amendment.


         3.02 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations law of the State of New York).

         3.03 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid or unenforceable, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement, as the same may be amended or supplemented, and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

         3.04 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         3.05 Successors and Assigns. All covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

         3.06 Further Assurances. Each party will perform such acts and execute and deliver to any other party such additional documents or instruments as may be reasonably requested in order to effect the purposes of this Agreement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.


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         3.07 Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been executed by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Trust and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Trust have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder, as to all of which recourse shall be had solely to the assets of the Trust. For all purposes of this Agreement, in the performance of any duties or obligations of the Trust hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Ten of the Trust Agreement.

         3.08 Notices. All notices, requests and demands under this Agreement shall be given in accordance with Section 11.04 of the Indenture. The address for such purpose of the Titling Trust shall be c/o NILT, Inc., as Trustee, 209 South LaSalle Street, Suite 300, Chicago IL 60604 (telecopier no. (312) 325-8905), Attention: Nissan Auto Lease Trust 2005-A.

         3.09 No Petition. Each of the parties hereto covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against the Grantor, the Transferor, the Trustee, the Titling Trust, the Issuer, any other Special Purpose Affiliate or any Beneficiary, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceeding under any federal or state bankruptcy or similar law.

                           [Signature Pages to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereto duly authorized, as of the day and year first above written.

                                   NISSAN MOTOR ACCEPTANCE
                                   CORPORATION


                                   By:      ____________________________________
                                            Name:  Steven R. Lambert
                                            Title:  President



                                   NISSAN-INFINITI LT


                                   By: NILT, INC., as Titling Trustee



                                   By:      ____________________________________
                                            Name:
                                            Title:



                                   NILT TRUST


                                   By:      U.S. BANK NATIONAL ASSOCIATION,
                                            as Managing Trustee



                                   By:      ____________________________________
                                            Name:
                                            Title:



                                   NISSAN AUTO LEASING LLC II


                                   By:      ____________________________________
                                            Name:  Kazuhiko Kazama
                                            Title:  Treasurer


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                                   NISSAN AUTO LEASE TRUST 2005-A


                                   By:      Wilmington Trust Company,
                                            not in its individual capacity, but
                                            solely as Owner Trustee



                                   By:      ____________________________________
                                            Name:
                                            Title:



                                   U.S. BANK NATIONAL ASSOCIATION,
                                   as Indenture Trustee


                                   By:      ____________________________________
                                            Name:
                                            Title:


                                      S-2